Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 4/1/2015 to 4/30/2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee before the end of the following month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Schedule of Bank Accounts with Book Balances	MOR-1a	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1b		x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

May 29, 2015

Signature of Authorized Individual*	Date

Bill Langsdorf	Chief Executive Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 4/1/2015 to 4/30/2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD APRIL 1 to APRIL 30, 2015 ** see note below **

In re Seal123, Inc. et al

MOR-1

	Inc	Retail	Catalog	GC	Total company

Cash Receipts
Cash and checks (see ** note below)	7,500	1,544	—	—	9,044
Credit card	—	2,481	442	—	2,922
Other	—	—	—	—	—

Total receipts	7,500	4,025	442	—	11,967

Cash Disbursements
Advertising	20	—	19	—	39
Benefits/Medical	7	1	0	—	8
Freight out	118	24	41	—	183
Merchandise	—	3,273	533	—	3,806
Other (see ** note below)	98	96	14	—	208
Payroll	507	1,031	29	—	1,568
Rent	—	—	—	—	—
Sales tax	—	58	3	—	61
Temp help	13	39	33	—	84

Total disbursements	762	4,522	672	—	5,957

Net Operating Cash Flow	6,738	(497)	(231)	—	6,010

Non-operating Professional Fees	368	—	—	—	—
Capital Expenditure	105	—	—	—	—
Letter of credit	—	—	—	—	—

Total Non-operating disbursements	—	—	—	—	—

Net Cash Flow	6,265	(497)	(231)	—	6,010

Disbursements for calculating US Trustee Quarterly Fees:

Total disbursements	762	4,522	672	—	5,957

US Trustee Fees*	5	10	5	—	20

*	US Trustee fees reflected in the table above are subject to change as disbursements by debtor reflect only one month of the quarter.
**	Number reflect receipts and disbursements for Wet Seal, Inc. and other debtor entities through 4/14/2015, plus receipts of $7,500,000 as proceeds from the closing of the asset sale on 4/15/2015 and disbursements of $6,275 by Seal123, Inc. for 4/15/2015 through 4/30/2015, the period following the closing of the asset sale.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 4/1/2015 to 4/30/2015

Schedule of Bank Accounts with Book Balances (see note A and note B below)

In re Seal123, Inc. et al

Bank Account		CONSOLIDATED	INC(Co 01)	RETAIL(Co 02)	INTERNET(Co 03)	GC(Co 04)	SEAL123, INC
11101 Cash On Hand	(A)	109	2	107	—	—	—
11201 Cash - B of A Main (0086)	(A)	3,718	(3,040)	6,758	—	—	—
11202 Cash - B of A A/P Expense Checks	(A)	(440)	208	(648)	—	—	—
11203 Cash - B of A A/P Merch Checks	(A)	(1,406)	(1,240)	(166)	—	—	—
11204 Cash - B of A A/P Expense (Retail)	(A)	(2,978)	874	(3,852)	—	—	—
11209 Cash - B of A (6096)	(A)	180	121	59	—	—	—
11211 American Express	(A)	263	54	209	—	—	—
11212 American Express - Internet	(A)	4	—	—	4	—	—
11213 Debit Card	(A)	166	—	166	—	—	—
11214 Cash - Wet Seal Inc Concentration (6128)	(A)	462	167	295	—	—	—
11217 M/C & Visa	(A)	145	—	145	—	—	—
11218 M/C & Visa - Internet	(A)	162	—	—	162	—	—
11219 Discover	(A)	11	—	11	—	—	—
11220 Discover - Internet	(A)	5	—	—	5	—	—
11221 Amazon Pay Phrase	(A)	23	—	—	23	—	—
11223 ECA Checks	(A)	5	3	2	—	—	—
11224 Cash - BofA Payroll-WSI “Retail”	(A)	(723)	(756)	32	—	—	—
11225 Cash - BofA Payroll-WS2“Inc”	(A)	(237)	(253)	16	—	—	—
11227 Cash - Wells Fargo (2375)	(A)	214	140	74	—	—	—
11228 Cash - UMB (9215)	(A)	7	3	4	—	—	—
11229 Cash - Bank Of Hawaii (7696)	(A)	10	5	5	—	—	—
11230 Cash - ADP Refund Payroll Checks	(A)	(1)	—	(1)	—	—	—
11235 Cash - B of A (5505)	(A)	96	45	51	—	—	—
11240 Cash - Capital One (3024)	(A)	28	18	10	—	—	—
11241 Cash - Tri Counties Bank (4372)	(A)	1	—	1	—	—	—
11242 Cash - MB Financial (3400)	(A)	12	3	9	—	—	—
11245 Cash - IBC Bank (4224)	(A)	44	23	22	—	—	—
11261 Cash - Compass (3082)	(A)	23	8	16	—	—	—
11268 Cash - Wells Fargo (7711)	(A)	24	13	11	—	—	—
11270 Cash - First Citizens (7493)	(A)	11	4	7	—	—	—
11271 Cash - PNC (3713)	(A)	29	16	13	—	—	—
11273 Cash - BofA - Nations (5143)	(A)	330	221	109	—	—	—
11278 Cash - Citibank - Cigna Dental	(A)	10	7	3	—	—	—
11280 Cash - PayPal	(A)	66	—	—	66	—	—
11282 Cash - M & T /Wilmington (2422)	(A)	20	12	8	—	—	—
11286 Cash - Citibank (4202)	(A)	19	14	4	—	—	—
11288 Cash - Wheatland Bank (2722)	(A)	8	4	4	—	—	—
11294 Cash - American Savings (1847)	(A)	8	3	5	—	—	—
11298 Cash - Prosperity Bank (3019)	(A)	5	3	2	—	—	—
11305 Cash - B of A Flex Ben (3869)	(A)	1	(0)	2	—	—	—
11306 Cash - B of A LC (5600)	(A)	14	—	14	—	—	—
11307 Cash - B of A Utility Assurance	(A)	102	(7)	108	—	—	—
11403 Cash - Commerce (1282)	(A)	12	7	5	—	—	—
11404 Cash - CoreFirst Bank (1670)	(A)	5	3	2	—	—	—
11412 Cash - Banco Popular (2034)	(A)	8	4	4	—	—	—
11440 Cash - JPM Chase (5732)	(A)	103	63	41	—	—	—
11477 Cash - Citibank (9462)	(A)	13	8	5	—	—	—
11487 Cash - US Bank (6180)	(A)	74	47	27	—	—	—
11495 Cash - Comerica (5247)	(A)	17	10	6	—	—	—
11538 Cash - First Sentry (2195)	(A)	7	3	4	—	—	—
11570 Cash - Plains Commerce (3268)	(A)	6	3	4	—	—	—
11571 Cash - PNC (5029)	(A)	39	19	19	—	—	—
11573 Cash - Huntington National (0721)	(A)	7	4	3	—	—	—
11577 Cash - 5/3 Bank (4021)	(A)	11	5	5	—	—	—
11581 Cash - Key Bank (7205)	(A)	21	11	10	—	—	—
11599 Cash - BMO Harris (9030)	(A)	1	(0)	1	—	—	—
11605 Cash - Sovereign (6840)	(A)	14	7	6	—	—	—
11606 Cash - Sovereign (7956)	(A)	22	10	11	—	—	—
11607 Cash - B of A - La Salle (5141)	(A)	38	26	12	—	—	—
11609 Cash - Citizens (2501)	(A)	19	10	9	—	—	—
11635 Cash - Suntrust (7978)	(A)	50	37	13	—	—	—
11652 Cash - UBS Money Market	(A)	100	0	100	—	—	—
11664 Cash - Salem Five (1098)	(A)	7	2	5	—	—	—
11669 Cash - First American (4601)	(A)	1	(0)	1	—	—	—
11675 Cash - Bank Financial (3903)	(A)	10	6	4	—	—	—
11687 Cash - Valley National Bank (9151)	(A)	10	8	3	—	—	—

Cash - Seal123, Inc.	(B)	7,494	—	—	—	—	7,494
Cash - BofA Inv (Cash collateralized LCs)	(B)	1,820	—	—	—	—	1,820

		10,463	(3,166)	4,055	260	—	9,314

(A)	Amount reflects balance as of April 14, 2015, the last day before the account was transferred to The Wet Seal, LLC upon the close of the asset sale on 4/15/2015. No longer a debtor account.
(B)	Amount reflects balance as of April 30, 2015 for debtor entities.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 4/1/2015 to 4/30/2015

Declaration Regarding the Status of Bank Reconciliations of the Debtors

In re Seal123, Inc. et al

1	I am the Chief Executive Officer for Seal123, Inc. et al, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2	All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of these facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3	To the best of my knowledge, all of the Debtors’ bank balances as of April 30, 2015 have been reconciled in an accurate and timely manner.

Dated May 29, 2015	Respectfully submitted,

Bill Langsdorf
	Title:	Chief Executive Officer

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 4/1/2015 to 4/30/2015

In re Seal123, Inc. et al	SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Donlin, Recano & Company, Inc.	1/15/15 - 1/31/15	225	The Wet Seal, Inc.	563729	2/19/2015	176	49	176	49
Klee, Tuchin, Bogdanoff & Stern, LLP	1/15/15 - 1/31/15	234	The Wet Seal, Inc.	15026	3/27/2015	220	14	220	14
Paul Hastings, LLP	1/15/15 - 1/31/15	64	The Wet Seal, Inc.	15027	3/27/2015	64	0	64	0
Young, Conaway, Stargatt & Taylor, LLP	1/15/15 - 1/31/15	60	The Wet Seal, Inc.	15029	3/27/2015	55	5	55	5
Womble, Carlyle, Sandridge & Rice, LLP	1/15/15 - 2/28/15	14	The Wet Seal, Inc.	15085	3/31/2015	14	0	14	0
FreedMaxick	1/28/15 - 2/5/15	39	The Wet Seal, Inc.	14973	3/17/2015	29	10	29	10
Klee, Tuchin, Bogdanoff & Stern, LLP	2/1/15 - 2/28/15	297	The Wet Seal, Inc.	15187	4/10/2015	287	10	507	24
Young, Conaway, Stargatt & Taylor, LLP	2/1/15 - 2/28/15	71	The Wet Seal, Inc.	15186	4/10/2015	64	7	119	12

Note: Reflects payments to professionals through 4/14/2015. As of and since 4/15/2015, the date of the closing of the asset sale, all professional fees have been paid by buyer.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
MOR - 2	Reporting Period: 4/1/2015 to 4/30/2015
Debtor Income Statement-By Entity
For the Month Ended April 30, 2015 **see note below**
In re Seal123, Inc. f/k/a The Wet Seal, Inc.

		01	02	03	04
	CONSOLIDATED	INC(Co 01)	RETAIL(Co 02)	INTERNET(Co 03)	GC(Co 04)
Unaudited	Actual	Actual	Actual	Actual	Actual
Sales	4,851	—	4,166	685	—
Cost of Sales	2,372	—	1,984	388	—
Buying	70	70	—	—	—
Planning/Allocation	21	21	—	—	—
Warehouse	140	—	140	—	—
Occupancy	1,456	—	1,456	—	—

Total Cost of Sales	4,059	91	3,580	388	0

Gross Profit (Loss)	791	(91)	585	297	0
Gross Profit (Retail)	2,479	0	2,182	297	0
S,G & A
Selling-Store Expense	1,066	—	895	169	2
Selling-Field Support	70	—	70	—	—
Gen & Admin Expense **see note below	798	756	5	38	0

Total S,G&A Expenses	1,935	756	970	207	2

Operating (Loss) Income	(1,143)	(846)	(385)	90	(2)
Interest Exp. Net	—	—	—	—	—

(Loss) Inc Cont Ops Before Tax	(1,143)	(846)	(385)	90	(2)
Inc Tax Provision	—	—	—	—	—

(Loss) Inc from Cont Ops	(1,143)	(846)	(385)	90	(2)
Net Inc(Loss) Disc Ops	—	—	—	—	—

Net (Loss) Inc	(1,143)	(846)	(385)	90	(2)

**	Note: reflects Wet Seal, Inc and other debtor entities’ income and expense through 4/14/2015. As of 4/15/2015, the date of the closing of the asset sale, this schedule only reflects numbers for Seal123, Inc. and related debtor estates for 4/15/2015 through 4/30/2015. The 4/15/2015 through 4/30/2015 numbers have no income and $6,275 of expense, reflected in Gen & Admin Expense for Seal123, Inc. entity, f/k/a Wet Seal, Inc.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
MOR - 3	Reporting Period: 4/1/2015 to 4/30/2015
Balance Sheet-By Entity-Condensed ** see note below
March, 2015
In re Seal123, Inc. et al

	Consolidated Actual	SeaI123, Inc. Actual	Seal123 Retail, Inc. Actual	Seal123 Catalog, Inc. Actual	Seal123 GC, LLC. Actual
Assets
Current Assets:
Cash And Cash Equivalents	9,314	9,314	—	—	—

Liabilities And Stockholders’ (Deficit) Equity Stand-by letters of credit	1,621	1,621

Total Liabilities	1,621	1,621	—	—	—
Stockholders’ (Deficit) Equity:
Paid-In Capital	7,693	7,693	—	—	—

Total Stockholders’ (Deficit) Equity	7,693	7,693	—	—	—

Total Liabilities And Stockholders’ Equity	9,314	9,314	—	—	—

**	Note: Reflects Seal123, Inc and other debtor entities’ balances as of 4/30/2015. Excludes all other balances, assumed at close of asset sale by buyer on 4/15/2015.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 4/1/2015 to 4/30/2015

STATUS OF POSTPETITION TAXES **see note below
In re Seal123, Inc. et al	(In thousands)

Seal123, Inc. et al
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	—	173	173	—
FICA-Employee	—	28	28	—
FICA-Employer	—	28	28	—

Total Federal Taxes	—	228	228	—

State and Local
Withholding		48	48	—
Sales	854	257	948	162
Unemployment		14	14	—
Income	31			31
Personal Property	70	34		104

Total State and Local	954	353	1,011	297

Total Taxes	954	582	1,240	297

SUMMARY OF UNPAID POSTPETITION DEBTS ** see note below

Seal123, Inc. et al
Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—
Taxes Payable	297	—	—	—	—	297
Rent/Leases-Building	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—

Total Postpetition Debts	297	—	—	—	—	297

**	Note: Summary schedule of post-petition taxes and summary schedule of post-petition debts reflect taxes incurred post-petition until the date of the closing of the asset sale to buyer on 4/15/2015. Tax liabilities incurred by buyer post-closing of the asset sale are excluded. Taxes not yet paid as of 4/30/2015 will be paid by buyer. Other post-petition debts as of date of asset sale are being paid by buyer and are not on the books of Seal123, Inc or other debtor entities as of 4/30/2015.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 4/1/2015 to 4/30/2015

In re Seal123, Inc. et al

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

Note for answer to #5 above: Immediately prior to closing of the asset sale to buyer on 4/15/2015, a checking account (last 4 digits 9922) was opened at Bank of America to enable receipt of $7.5 million in sale proceeds and payment of ongoing administration costs of Seal123 debtor estate.